Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Income before income taxes and income tax expense are summarized below based on the geographic location of the operation to which such earnings and income taxes are attributable. Certain Eaton operations outside the United States are subject to both United States as well as non-United States income tax regulations. As a result, income before tax by location and the components of income tax expense by taxing jurisdiction are not directly related. For purposes of this note, non-United States operations include Puerto Rico.

	Income before income taxes
	2012	2011	2010
United States	$138	$375	$114
Non-United States	1,113	1,178	922
Total income before income taxes	$1,251	$1,553	$1,036

	Income tax expense (benefit)
	2012	2011	2010
Current
United States
Federal	$1	$85	$(2)
State and local	5	2	1
Non-United States	130	186	107
Total current income tax expense	136	273	106

Deferred
United States
Federal	39	(2)	95
State and local	2	8	(15)
Non-United States	(146)	(78)	(87)
Total deferred income tax benefit	(105)	(72)	(7)
Total income tax expense	$31	$201	$99

Reconciliations of income taxes from the United States federal statutory rate of 35% to the consolidated effective income tax rate follow:

	2012	2011	2010
Income taxes at the United States federal statutory rate	35.0%	35.0%	35.0%

United States operations
State and local income taxes	0.6%	0.2%	(0.1)%
Deductible dividends	(0.7)%	(0.5)%	(0.6)%
Deductible interest	(0.8)%	(0.5)%	(0.8)%
Credit for research activities	—%	(1.0)%	(1.4)%
Impact of Health Care Reform and Education Reconciliation Act and pre-funding on taxation associated with Medicare Part D	—%	(0.9)%	2.2%
Other-net	2.7%	0.5%	1.4%

Non-United States operations
United States foreign tax credit	(12.4)%	(2.3)%	(6.4)%
Non-United States operations (earnings taxed at other than the United States tax rate)	(14.9)%	(15.5)%	(13.9)%

Worldwide operations
Adjustments to tax liabilities	(5.7)%	(0.8)%	(1.2)%
Adjustments to valuation allowances	(1.3)%	(1.3)%	(4.7)%
Effective income tax expense rate	2.5%	12.9%	9.5%

During 2012, income tax expense of $31 was recognized (an effective tax rate of 2.5%) compared to $201 for 2011 (an effective tax rate of 12.9%) and $99 for 2010 (an effective tax rate of 9.5%). The lower effective tax rate for 2012, compared to 2011, was primarily attributable to realization of a significant international tax benefit from actions taken after the acquisition of Cooper, enhanced foreign tax credit utilization, lower tax provisions in several international locations associated with restructuring actions, and greater levels of income in lower tax jurisdictions.
On January 2, 2013, the President of the United States signed the American Taxpayer Relief Act of 2012 (the Act) into law. The Act extended certain tax benefits retroactively to January 1, 2012. The extension of the credit for research activities and the non-U.S. source income look-through rules will provide tax benefits of approximately $20 related to 2012 which are required to be recognized in the first quarter of 2013.
With limited exceptions, no provision has been made for income taxes on undistributed earnings of non-United States subsidiaries of approximately $8 billion at December 31, 2012, since it is the Company's intention to indefinitely reinvest undistributed earnings of its non-United States subsidiaries. It is not practicable to estimate the additional income taxes and applicable withholding taxes that would be payable on the remittance of such undistributed earnings.
The Company's largest growth areas that require capital are in developing markets. The cash that is permanently reinvested is typically used to expand operations either organically or through acquisitions in such developing markets as well as other mature markets where the Company targets increased market share. The Company's United States operations normally generate cash flow sufficient to satisfy United States operating requirements. Dividends paid during 2012 from non-United States affiliates to the United States parent were not significant.
Worldwide income tax payments follow:

2012	$254
2011	191
2010	141

Deferred Income Tax Assets and Liabilities
Components of current and long-term deferred income taxes follow:

	2012		2011
	Current assets and liabilities	Long-term assets and liabilities	Current assets and liabilities	Long-term assets and liabilities
Accruals and other adjustments
Employee benefits	$92	$857	$114	$778
Depreciation and amortization	(108)	(2,685)	(2)	(498)
Other accruals and adjustments	477	297	293	77
Other items	—	145	—	(4)
United States federal income tax loss carryforwards	—	6	—	7
United States federal income tax credit carryforwards	—	156	—	251
United States state and local tax loss carryforwards and tax credit carryforwards	—	71	—	65
Non-United States tax loss carryforwards	—	1,591	—	417
Non-United States income tax credit carryforwards	—	67	—	95
Valuation allowance for income tax loss and income tax credit carryforwards	(61)	(1,521)	—	(441)
Other valuation allowances	(7)	(71)	(7)	(55)
Total deferred income taxes	$393	$(1,087)	$398	$692
At December 31, 2012, deferred tax liabilities of $49 are included within Other current liabilities.
At the end of 2012, United States federal income tax loss carryforwards and income tax credit carryforwards were available to reduce future United States federal income tax liabilities. These carryforwards and their expiration dates are summarized below:

	2013 through 2017	2018 through 2022	2023 through 2027	2028 through 2032	Not subject to expiration	Valuation allowance
United States federal income tax loss carryforwards	$—	$—	$15	$2	$—	$—
United States federal deferred income tax assets for income tax loss carryforwards	—	—	5	1	—	(5)
United States federal income tax credit carryforwards	—	51	—	68	37	(17)

United States state and local tax loss carryforwards and tax credit carryforwards with a future tax benefit are also available at the end of 2012. These carryforwards and their expiration dates are summarized below:

	2013 through 2017	2018 through 2022	2023 through 2027	2028 through 2032	Not subject to expiration	Valuation allowance
United States state and local deferred income tax assets for income tax carryforwards - net of federal tax effect	$6	$12	$15	$7	$—	$(16)
United States state and local income tax credit carryforwards - net of federal tax effect	7	10	6	4	4	(15)

At December 31, 2012, certain non-United States subsidiaries had tax loss carryforwards and income tax credit carryforwards that are available to offset future taxable income. These carryforwards and their expiration dates are summarized below:

	2013 through 2017	2018 through 2022	2023 through 2027	2028 through 2032	Not subject to expiration	Valuation allowance
Non-United States income tax loss carryforwards	$348	$148	$32	$27	$6,982	$—
Non-United States deferred income tax assets for income tax loss carryforwards	92	38	9	8	1,444	(1,509)
Non-United States income tax credit carryforwards	47	14	1	—	5	(7)

Recoverability of Deferred Income Tax Assets
Eaton is subject to the income tax laws in the jurisdictions in which it operates. In order to determine its income tax provision for financial statement purposes, Eaton must make significant estimates and judgments about its business operations in these jurisdictions. These estimates and judgments are also used in determining the deferred income tax assets and liabilities that have been recognized for differences between the financial statement and income tax basis of assets and liabilities, and income tax loss carryforwards and income tax credit carryforwards.
Management evaluates the realizability of deferred income tax assets for each of the jurisdictions in which it operates. If the Company experiences cumulative pretax income in a particular jurisdiction in the three-year period including the current and prior two years, management normally concludes that the deferred income tax assets will more likely than not be realizable and no valuation allowance is recognized, unless known or planned operating developments would lead management to conclude otherwise. However, if the Company experiences cumulative pretax losses in a particular jurisdiction in the three-year period including the current and prior two years, management then considers a series of factors in the determination of whether the deferred income tax assets can be realized. These factors include historical operating results, known or planned operating developments, the period of time over which certain temporary differences will reverse, consideration of the utilization of certain deferred income tax liabilities, tax law carryback capability in the particular country, prudent and feasible tax planning strategies, and estimates of future earnings and taxable income using the same assumptions as the Company's goodwill and other impairment testing. After evaluation of these factors, if the deferred income tax assets are expected to be realized within the tax carryforward period allowed for that specific country, management would conclude that no valuation allowance would be required. To the extent that the deferred income tax assets exceed the amount that is expected to be realized within the tax carryforward period for a particular jurisdiction, management would establish a valuation allowance.
Applying the above methodology, valuation allowances have been established for certain United States federal, state and local income, as well as certain non-United States, deferred income tax assets to the extent they are not expected to be realized within the particular tax carryforward period.
Unrecognized Income Tax Benefits
Eaton's historical policy has been to enter into tax planning strategies only if it is more likely than not that the benefit would be sustained upon audit. For example, the Company does not enter into any of the Internal Revenue Service (IRS) Listed Transactions as set forth in Treasury Regulation 1.6011-4.
A summary of gross unrecognized income tax benefits follows:

	2012	2011	2010
Balance at January 1	$236	$224	$197
Increases and decreases as a result of positions taken during prior years
Transfers to valuation allowances	—	—	(2)
Other increases	1	3	7
Other decreases, including currency translation	—	(14)	(31)
Balances related to acquired businesses	102	2	34
Increases as a result of positions taken during the current year	36	31	23
Decreases relating to settlements with tax authorities	—	(2)	—
Decreases as a result of a lapse of the applicable statute of limitations	(6)	(8)	(4)
Balance at December 31	$369	$236	$224

If all unrecognized tax benefits were recognized, the net impact on the provision for income tax expense would be $257.
As of December 31, 2012 and 2011, Eaton had accrued approximately $57 and $29, respectively, for the payment of worldwide interest and penalties. Eaton recognizes interest and penalties related to unrecognized income tax benefits in the provision for income tax expense. The Company has accrued penalties in jurisdictions where they are automatically applied to any deficiency, regardless of the merit of the position.
The resolution of the majority of Eaton's unrecognized income tax benefits is dependent upon uncontrollable factors such as law changes; the prospect of retroactive regulations; new case law; the willingness of the income tax authority to settle the issue, including the timing thereof; and other factors. Therefore, for the majority of unrecognized income tax benefits, it is not reasonably possible to estimate the increase or decrease in the next 12 months. For each of the unrecognized income tax benefits where it is possible to estimate the increase or decrease in the balance within the next 12 months, the Company does not anticipate any significant change.
Eaton or its subsidiaries file income tax returns in the United States and jurisdictions outside the United States. The IRS has completed their examination of Eaton Corporation and Includible Subsidiaries United States income tax returns for 2005 and 2006 and has issued a Statutory Notice of Deficiency (Notice) as discussed below. The statute of limitations on these tax years remains open to the extent of the tax assessment until the matter is resolved. During 2012, the IRS began their formal examination of the Eaton Corporation and Includible Subsidiaries United States income tax returns for 2007, 2008, and 2009. Eaton Corporation had previously agreed to extend the statute of limitations for the IRS to examine its United States income tax returns for 2007, 2008 and 2009 until December 31, 2013. The statute of limitations for tax year 2010 is open until September 15, 2014. The IRS examination of the Cooper Industries and Includible Subsidiaries United States income tax returns for 2009 and 2010 was completed and settled during 2012 without significant effect on the consolidated financial statements. The statute of limitations remains open for tax year 2009 and 2010 until September 15, 2013 and September 15, 2014, respectively. During 2012, the IRS began their formal examination of the Cooper Industries and Includible Subsidiaries United States income tax return for 2011. The statute of limitations for tax year 2011 is open for examination until September 15, 2015.
Eaton is also under examination for the income tax filings in various state and non-United States jurisdictions. With only a few exceptions, Eaton Corporation and Includible Subsidiaries are no longer subject to state and local income tax examinations for years before 2008. State and local income tax returns will be reopened to the extent of United States federal income tax adjustments, if any, going back to 2005 when those audit years are finalized. Some states will not limit their assessment to the United States federal adjustments, and will require the opening of the entire tax year. In addition, with only a few exceptions, Cooper Industries and Includible Subsidiaries are no longer subject to United States state and local income tax examinations for years before 2008. With only a few exceptions, the non-United States subsidiaries of both Eaton and Cooper are no longer subject to examinations for years before 2007.
At the end of the fourth quarter of 2011, the IRS issued a Notice for Eaton Corporation and Includible Subsidiaries 2005 and 2006 tax years. The Notice proposes assessments of $75 in additional taxes plus $52 in penalties related primarily to transfer pricing adjustments for products manufactured in the Company's facilities in Puerto Rico and the Dominican Republic and sold to affiliated companies located in the U.S., net of agreed credits and deductions. The Company has set its transfer prices for products sold between these affiliates at the same prices that the Company sells such products to third parties. The Notice was issued despite the IRS having previously recognized the validity of the Company's transfer pricing methodology by entering into two successive binding Advance Pricing Agreements (APAs) that approved and, in fact, required the application of the Company's transfer pricing methodology for the ten year period of 2001 through 2010. For the years 2001 through 2004, the IRS had previously accepted the transfer pricing methodology related to these APAs after a comprehensive review conducted in two separate audit cycles. On December 16, 2011, immediately prior to the Notice being issued, the IRS sent a letter to Eaton Corporation stating that it was canceling the APAs.
The Company firmly believes that the proposed assessments are without merit. The Company also believes that it was in full compliance with the terms of the two APAs, and that the IRS's unilateral attempt to retroactively cancel these two binding contracts is also without merit and represents a breach of the two contracts. On February 29, 2012, the Company filed a Petition with the U.S. Tax Court in which it asserted that the transfer pricing established in the two APA contracts meets the arms-length standard set by the U.S. income tax laws, that the transfer pricing the Company has used is in full compliance with U.S. income tax laws, and accordingly, that the two APA contracts should be enforced in accordance with their terms. On June 11, 2012, the Company filed a motion for partial summary judgment with the U.S. Tax Court, asking the U.S. Tax Court to find that the APAs are binding contracts and that the IRS has the burden of proving that it is entitled to cancel the APAs. On October 22, 2012, a hearing on the partial summary judgment motion was held at the U.S. Tax Court. A decision on the motion is pending. The Company believes that the ultimate resolution of this matter will not have a material adverse impact on its consolidated financial statements.
During 2010, Eaton Corporation received a significant tax assessment in Brazil for the tax years 2005 through 2008 that relates to the amortization of certain goodwill generated from the acquisition of third party businesses and corporate reorganizations. In this jurisdiction, the Company had previously filed and received a favorable tax ruling on the key aspects of the transaction not specifically covered by the plain meaning of the local tax statutes. The ruling request fully disclosed all steps of the transaction. The tax assessment is under review at the second of three administrative appeals levels. The first administrative appeal level made a 50% reduction in assessed penalties. The Company disagrees with the assessment and intends to litigate the matter if it is not resolved at the administrative appeals levels. Multiple outside advisors have stated that Brazilian tax authorities are raising the issue for most clients with similar facts and that the matter is expected to require at least 10 years to resolve. At this time, management believes that final resolution of the assessment will not have a material impact on the consolidated financial statements.